UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 4, 2015 (April 28, 2015)

VISCOUNT SYSTEMS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-49746	88-0498181
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4585 Tillicum Street, Burnaby, British Columbia, Canada V5J 5K9
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (604) 327-9446

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 28, 2015, Viscount Systems, Inc. (the “Company”) dismissed Dale Matheson Carr-Hilton LaBonte LLP (“DMCL”) as its independent registered public accounting firm and engaged Marcum LLP as the Company’s independent registered public accounting firm. DMCL audited the Company’s financial statements for the periods ended December 31, 2014 and 2013. The dismissal of DMCL was approved by the Company’s Audit Committee on April 28, 2015. DMCL did not resign or decline to stand for re-election.

Neither the report of DMCL dated March 20, 2015 on the Company’s consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations and comprehensive loss, stockholders’ deficit and cash flows for the years ended December 31, 2014 and 2013, nor the report of DMCL dated March 24, 2014 on the Company’s consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations and comprehensive loss, stockholders’ deficit and cash flows for the years ended December 31, 2013 and 2012, contained an adverse opinion or a disclaimer of opinion, nor were either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that each of the reports dated March 20, 2015 and March 24, 2014 contained an explanatory note indicating that there is substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the Company’s decision to dismiss DMCL, the Company had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of DMCL would have caused it to make reference to the subject matter of the disagreement in connection with its report and no “reportable events” as defined in Item 304(a)(i)(v) of Regulation S-K were communicated.

During the Company’s two most recent fiscal years and the subsequent interim period prior to retaining Marcum LLP (1) neither the Company nor anyone on its behalf consulted Marcum LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Marcum LLP did not provide the Company with a written report or oral advice that they concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue.

The Company provided DMCL with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating they agree with the statements made in this Current Report on Form 8-K. A copy of the letter provided by DMCL is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex. 16.1	Letter dated April 28, 2015 from Dale Matheson Carr-Hilton LaBonte LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 4, 2015	VISCOUNT SYSTEMS, INC.
(Registrant)

By: /s/ Dennis Raefield
Dennis Raefield, President